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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 11, 2005

                         YORK INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                       1-10863                  13-3473472
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)

      631 SOUTH RICHLAND AVENUE, YORK PA                         17403
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (717) 771-7890






CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

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ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 11, 2005, York International Corporation (the "Corporation") entered into a $200 million 364-day senior unsecured revolving credit agreement with a term-out option (the "Credit Facility") with Citibank, N.A. as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Bank of Tokyo Mitsubishi Trust Company, BNP Paribas and Nordea Bank Finland PLC, as co-documentation agents, and a syndicate of 14 lenders described therein. The Credit Facility, which is available to the Corporation for general corporate purposes, will terminate on March 10, 2006.

At the Corporation's election, any borrowing under the Credit Facility will bear interest either at the London interbank offered rate (LIBOR) plus an applicable margin based on the Corporation's credit rating or at the base rate based on the Corporation's credit rating. The Corporation is required to pay an annual facility fee of 0.125% on the amount of the lenders' aggregate commitments under the credit facility.

A copy of the Credit Facility is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the attached Credit Facility.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As described in Item 1.01 above, the Corporation became obligated on a material direct financial obligation on March 11, 2005 pursuant to the Credit Facility. The response to Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1 364-Day Revolving Credit Agreement, dated as of March 11, 2005, among York International Corporation, as borrower, Citibank, N.A. as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Bank of Tokyo Mitsubishi Trust Company, BNP Paribas and Nordea Bank Finland PLC, as co-documentation agents, and a syndicate of 14 lenders described therein.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 YORK INTERNATIONAL CORPORATION
                                                 (REGISTRANT)

Date:  March 14, 2005                            By: /s/  C. David Myers
                                                     --------------------------
                                                     C. David Myers
                                                     President and Chief
                                                     Executive Officer


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EXHIBIT INDEX

Exhibit 10.1 364-Day Revolving Credit Agreement, dated as of March 11, 2005, among York International Corporation, as borrower, Citibank, N.A. as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Bank of Tokyo Mitsubishi Trust Company, BNP Paribas and Nordea Bank Finland PLC, as co-documentation agents, and a syndicate of 14 lenders described therein.